Exhibit 99.1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO AMENDED AND RESTATED

AFFILIATION AGREEMENT FOR DTH SATELLITE EXHIBITION

OF CABLE NETWORK PROGRAMMING

AMENDMENT, made as of this 13 day of May, 2011, by and between COLORADO SATELLITE BROADCASTING, INC., a Colorado corporation (“Programmer”), and DIRECTV, INC., a California corporation (“DIRECTV”).

WHEREAS:

A.            DIRECTV and Programmer are parties to that certain Amended and Restated Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming dated June 15, 2010 (the “Agreement”), under which DIRECTV obtained the right to distribute certain adult programming television networks owned and operated by Programmer (each individually the “Service,” and collectively, the “Services”, as defined in Section 1.2.1 of the Agreement) via DIRECTV’s DTH Distribution System (as defined in the Agreement) in the Territory (as defined in the Agreement); and

B.            DIRECTV and Programmer desire to amend the Agreement so that DIRECTV may have the right, but not the obligation, to: (i) offer its customers the Service commonly known as “Penthouse TV” on a [***] basis and/or (ii) permit Programmer to include programming in the Service commonly known as “XTSY” which contains or depicts acts of the type set forth in the [***] column of Schedule I to Exhibit A of the Agreement.

NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.             In the first sentence of Section 1.1.4, the reference to “PPV programming charge” shall be deleted and replaced with “programming purchase charge” and the reference to “for each PPV purchase” shall be deleted and replaced with “that such Service Subscriber purchased such Service programming via the DTH Distribution System”.

2.             The last sentence of the first paragraph of Section 1.2.1 shall be deleted and replaced with the following:

“DIRECTV shall have the right, but not the obligation, at any time during the Term to permit the exhibition of programming on the Service commonly known as “XTSY” which contains or depicts acts of the type set forth in the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

[***] column of Schedule I to Exhibit A of this Agreement.  The decision whether or not to permit [***] programming on the “XTSY” Service shall be made in DIRECTV’s sole and absolute discretion.  Subject to the foregoing, the Services shall at all times be [***] the degree of explicitness of programming currently featured on [***] such as the services currently known as [***] (subject to the description and limitations in Exhibit A, as illustrated by the programming schedules in Exhibit C), provided, that if DIRECTV permits [***] programming on the “XTSY” Service and DIRECTV has not permitted [***] programming on such[***], the “XTSY” Service shall not be required to maintain [***] degree of programming explicitness.”

3.             The second sentence of the second paragraph of Section 1.2.1 shall be deleted and replaced with the following:

“Programmer represents and warrants that, unless otherwise permitted by DIRECTV as set forth in this Section 1.2.1, the Services shall reflect adult content limited to the [***] version, as described in Exhibit A and Schedule I thereto, and shall not contain or depict any acts set forth in the [***] column of Schedule I to Exhibit A, or otherwise prohibited by Exhibit A.”

4.             The first sentence of Section 1.3.2 shall be deleted in its entirety and replaced with the following:

“Subject to the terms and conditions of this Agreement, the terms and conditions upon which DIRECTV distributes the Service to DIRECTV Subscribers (including, without limitation, Service packaging and retail prices charged, discounts, etc.) shall be determined by DIRECTV in its sole discretion; provided that DIRECTV may offer the Service to DIRECTV Subscribers as follows: (i) on a [***] basis (a “[***]”); (ii) on a [***] basis (each, a “PPV Offering”), and/or (iii) in a [***] (as defined in Section 4 of Exhibit B).”

5.             The first sentence of Section 2.1 shall be deleted in its entirety and replaced with the following:

“Reports; Payments; Audit Rights.  Within [***] during the Term, DIRECTV shall furnish Programmer (i) a statement containing a report of (A) the total number of [***] as of [***]; (B) all [***] for such [***]; (C) the number of [***] (defined as the number of [***] for the Services authorized by DIRECTV for reception by DIRECTV Subscribers, net of any [***] and/or [***] subject to a [***] (as defined in Paragraph 2 of Exhibit “B”)) for the relevant [***]; and (D) the total amount of [***] (as defined in Exhibit B,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

attached hereto, and made part hereof) for the relevant [***] and (ii) payment of the License Fees for the relevant [***], calculated pursuant to Section 2.2 and Exhibit B.”

6.             The reference to “PPV Offerings” in the first sentence of Section 5.2.5 shall be deleted and replaced with “PPV Offerings and/or [***]”.

7.             Section 5.2.12 shall be deleted in its entirety and replaced with the following:

“the Services, and all programming provided as part thereof, Programmer provides DIRECTV hereunder (A) is not intended to be obscene and, to the best of Programmer’s knowledge after diligent review, would not be found to be obscene in any jurisdiction in the Territory, and (B) complies with and, at all times that this Agreement is in effect, shall comply with the description and associated restrictions set forth in the definition of “Service” and “Services” in Section 1.2.1, Exhibit A and Schedule I thereto, including, without limitation, Programmer represents and warrants that the Services shall reflect adult content limited to the [***] type, as described in Schedule I, and shall not, unless otherwise permitted by DIRECTV as set forth in Section 1.2.1, contain or depict any acts set forth in the [***] column thereof;”

8.             The second sentence of the second paragraph of Exhibit A shall be deleted and replaced with the following:

“It is understood and acknowledged by Programmer that the Services may contain acts of the type listed on Schedule I to this Exhibit A under the heading [***] unless otherwise permitted by DIRECTV as set forth in Section 1.2.1.”

9.             The fourth paragraph of Exhibit A shall be deleted and replaced with the following:

“[***] situations may be presented on the Services as a matter of course; however, there shall be no depiction of any [***] acts in the [***] of Schedule I hereof except such acts as are also included in the [***], unless otherwise permitted by DIRECTV as set forth in Section 1.2.1.

10.           The reference to [***] in the first sentence of Section 1 of Exhibit B shall be deleted and replaced with “[***]”.

11.           The first full paragraph in Section 1 of Exhibit B shall be deleted and replaced with the following:

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

“[***]”

12.           The reference to “PPV Offering” in Section 3 of Exhibit B shall be deleted and replaced with “PPV Offering and/or [***]”.

13.           Except as defined in this Amendment, capitalized terms used shall have the same meaning ascribed to them under the Agreement.  Except as modified by this Amendment, the parties hereby ratify and confirm the Agreement in all respects.

14.           This Amendment may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute but one and the same instrument.  The parties also agree that this Amendment shall be binding upon the faxing by each party of a signed signature page thereof to the other party.  If such a faxing occurs, the parties agree that they will each also immediately post, by Federal Express, a fully executed original counterpart of the Amendment to the other party.

Signature Page Follows

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first written above.

DIRECTV, INC.

By:	/s/ Toby Berlin
	Name:	Toby Berlin
	Title:	Vice President, Programming Acquisitions

COLORADO SATELLITE BROADCASTING, INC.

By:	/s/ Michael Weiner
	Name:	Michael Weiner
	Title:	Chief Executive Officer